EXHIBIT 10(w)

                           REVOLVING CREDIT MASTER
                               PROMISSORY NOTE

$1,500,000.00                                       Princeton, New Jersey
                                                    February 19, 2003


      FOR VALUE RECEIVED, the undersigned, FARMSTEAD TELEPHONE GROUP, INC., a Delaware corporation with a principal place of business at 22 Prestige Park Circle, East Hartford, Connecticut ("Borrower") promises to pay to the order of BUSINESS ALLIANCE CAPITAL CORPORATION (herein called "BACC") at 300 Alexander Park, Princeton, New Jersey, 08543, or such other address as BACC may notify Borrower, such sum up to One Million Five Hundred Thousand and 00/100 ($1,500,000.00) Dollars, together with interest as hereinafter provided, as may be outstanding on Advances by BACC to Borrower under Paragraph 2.1 of that certain Loan and Security Agreement of even date by and between BACC and Borrower (said Agreement as amended or modified from time to time the "Loan Agreement"). Capitalized terms not otherwise defined herein have the meanings set forth in the Loan Agreement. The Loan Agreement is incorporated herein as though fully set forth and Borrower acknowledges its reading and execution. The principal amount due hereunder shall be paid to BACC on February 19, 2004 or as may otherwise be provided for in the Loan Agreement.

      On the first day of each month hereafter, Borrower shall pay BACC accrued interest, computed on the basis of a three hundred sixty (360) day year, for the actual number of days elapsed, on the daily unpaid balance of the Advances, at the per annum rate of one and one half (1.5%) percentage points above the Prime Rate, in effect from time to time, but in no event less than five and three quarters (5.75%) percent points. If there is a change in the Prime Rate, the rate of interest on the Advances shall be changed accordingly as of the date of the change in the Prime Rate, without notice to Borrower.

      To secure the payment of this Note and the Obligations, Borrower has granted to BACC a continuing security interest in and lien on the Collateral.

      In addition to all remedies provided by law upon default on payment of this Note, or upon an Event of Default which is not fully cured within any applicable cure period set forth in Section 8 of the Loan Agreement, if any, BACC may, at its option:

            (1) Declare this Note and the Obligations immediately due and payable;

            (2) Collect interest on this Note at the default rate set forth in the Loan Agreement from the date of such Event of Default, and if this
      Note is referred to an attorney for collection, collect reasonable attorneys' fees; and

            (3)   Exercise any and all remedies provided for in the Loan
      Agreement.

      BORROWER WAIVES PRESENTMENT FOR PAYMENT, PROTEST AND NOTICE OF PROTEST FOR NON-PAYMENT OF THIS NOTE AND TRIAL BY JURY IN ANY ACTION UNDER OR RELATING TO THIS NOTE AND THE ADVANCES EVIDENCED HEREBY.

      BORROWER ACKNOWLEDGES THAT THIS PROMISSORY NOTE EVIDENCES A COMMERCIAL TRANSACTION AND THAT IT COULD, UNDER CERTAIN CIRCUMSTANCES HAVE THE RIGHT UNDER CHAPTER 903a, AS FROM TIME TO TIME AMENDED, OF THE CONNECTICUT GENERAL STATUTES, SUBJECT TO CERTAIN LIMITATIONS, TO NOTICE OF AND HEARING ON THE RIGHT OF BACC TO OBTAIN A PREJUDGMENT REMEDY, SUCH AS ATTACHMENT, GARNISHMENT AND/OR REPLEVIN, UPON COMMENCING ANY LITIGATION


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AGAINST BORROWER.  NOTWITHSTANDING, BORROWER HEREBY WAIVES ALL RIGHTS TO
NOTICE, JUDICIAL HEARING OR PRIOR COURT ORDER TO WHICH IT MIGHT OTHERWISE HAVE THE RIGHT UNDER SAID CHAPTER 903a, AS FROM TIME TO TIME AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL STATUTE OR CONSTITUTION IN CONNECTION WITH THE OBTAINING BY BACC OF ANY PREJUDGMENT REMEDY BY REASON OF THIS PROMISSORY NOTE, OR BY REASON OF BORROWER'S OBLIGATIONS OR ANY RENEWALS OR EXTENSIONS OF THE SAME. BORROWER ALSO WAIVES ANY AND ALL OBJECTIONS WHICH IT MIGHT OTHERWISE ASSERT, NOW OR IN THE FUTURE, TO THE EXERCISE OR USE BY BACC OF ANY RIGHT OF SETOFF, REPOSSESSION OR SELF HELP AS MAY PRESENTLY EXIST UNDER THE STATUTE OR COMMON LAW. The provisions of this paragraph shall be governed by, construed and enforced in accordance with the laws of the State of Connecticut.

                                  FARMSTEAD TELEPHONE GROUP, INC.


                                     By: /S/ Robert G. LaVigne
                                     Name:   Robert G. LaVigne
                                     Title:  Executive Vice President and
                                             Chief Financial Officer


STATE OF CONNECTICUT)
                    ) ss.  New Haven
COUNTY OF NEW HAVEN )

Before me, on this 19th day of February, 2003, personally appeared Robert G. LaVigne, Executive Vice President and Chief Financial Officer of Farmstead Telephone Group, Inc., known to me or satisfactorily proven, signer and sealer of the foregoing and acknowledged the same to be his free act and deed as such officer and the free act and deed of said corporation.


                                  _________________________________________

                                  Commissioner of the Superior Court


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